UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2022

The Charles Schwab Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-9700	94-3025021
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Schwab Way Westlake, Texas	76262
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 859-5000

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock - $.01 par value per share	SCHW	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 5.95% Non-Cumulative Preferred Stock, Series D	SCHW PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th ownership interest in a share of 4.450% Non-Cumulative Preferred Stock, Series J	SCHW PrJ	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

The Charles Schwab Corporation (the “Company”) entered into a purchase agreement (the “Repurchase Agreement”), dated as of July 31, 2022, with TD Luxembourg International Holdings SARL (the “Seller”), an indirect subsidiary of the Toronto-Dominion Bank, to purchase (the “Repurchase”) from the Seller a number of shares of the Company’s nonvoting common stock, par value $0.01 per share (the “Nonvoting Common Stock”), that would result in an aggregate purchase price not in excess of $1,000,000,000, at a price per share to be equal to the price per share at which the Broker (as defined below) is to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”) from the Seller in connection with the Rule 144 Sale (as defined below). The obligations of the Company and the Seller under the Repurchase Agreement were conditioned upon the execution of the Rule 144 Sale. On August 1, 2022, the Company purchased 15,030,813 shares of Nonvoting Common Stock from the Seller pursuant to the Repurchase Agreement.

On August 1, 2022, the Seller sold 13,369,187 shares of Common Stock pursuant to the requirements of Rule 144 of the Securities Act of 1933, as amended (the “Act”) (such sale by the Seller is herein referred to as the “Rule 144 Sale”). The Rule 144 Sale was conducted through an auction-style block trade on August 1, 2022 through a registered broker (the “Broker”).

The foregoing summary of the Repurchase Agreement is qualified by reference to the full text of the Repurchase Agreement, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are attached hereto:

Exhibit No.	Description of Exhibit

10.1	Repurchase Agreement, dated July 31, 2022, between The Charles Schwab Corporation and TD Luxembourg International Holdings SARL

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 3, 2022	THE CHARLES SCHWAB CORPORATION

	By:	/s/ Peter Crawford
Peter Crawford
Managing Director and Chief Financial Officer